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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF TIME WARNER INC.

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Time Warner and TWE as of December 31, 1995, unless otherwise indicated. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary, are omitted from the list below. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
TIME WARNER INC. (Registrant):                                                                  Delaware
  Asiaweek Limited..............................................................        80      Hong Kong
  Sunset Publishing Corporation.................................................       100      Delaware
  Time International Inc........................................................       100      Delaware
  Time Inc.(1)..................................................................       100      Delaware
     American Family Publishers (partnership)...................................        50      New York
     Book-of-the-Month Club, Inc................................................       100      New York
     Entertainment Weekly, Inc..................................................       100      Delaware
     Little, Brown and Company (Inc.)...........................................       100      Massachusetts
     TDS Ventures, Inc..........................................................       100      Delaware
     Time Distribution Services (partnership)...................................        63      New York
     Time Customer Serivce, Inc.................................................       100      Delaware
     Time Publishing Ventures, Inc..............................................       100      Delaware
       Southern Progress Corporation(2).........................................       100      Delaware
     Time Inc. Ventures.........................................................       100      Delaware
       Health Publications, Inc.................................................       100      Delaware
          Hippocrates Partners (partnership)....................................        50      California
     TWC Ventures...............................................................       100      Delaware
     Time Life Inc..............................................................       100      Delaware
       Time-Life Customer Service, Inc..........................................       100      Delaware
     Warner Books, Inc..........................................................       100      New York
     Warner Publisher Services Inc..............................................       100      New York
  Time TBS Holdings, Inc........................................................       100      Delaware
  TW Service Holding I, L.P. (partnership)......................................       (3)      Delaware
  TW Service Holding II, L.P. (partnership).....................................       (3)      Delaware
     TW Programming Co. (partnership)...........................................       (4)      New York
     TW Cable Service Co. (partnership).........................................       (5)      New York
     TW/Three D Holding Co. (partnership).......................................       (5)      New York
     Time Warner Connect (partnership)..........................................       (5)      New York
  WCI Record Club Inc...........................................................       100(6)   Delaware
     The Columbia House Company (partnership)...................................        50      New York
  Warner Communications Inc.....................................................       100      Delaware
     Time Warner Interactive Inc................................................       100      Delaware
     Atari Games Corporation....................................................       100      California
     DC Comics (partnership)....................................................        50(7)   New York
     Warner Bros. Music International Inc.......................................       100      Delaware
     Warner-Tamerlane Publishing Corp...........................................       100      California
     WB Music Corp..............................................................       100      California
     W Cinemas Holding Inc......................................................       100      Delaware
       W Cinemas Inc............................................................       100      Delaware

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
       Alpha Theatres Inc.......................................................       100      Delaware
     NPP Music Corp.............................................................       100      Delaware
     Warner/Chappell Music, Inc.................................................       100      Delaware
       New Chappell Music, Inc(8)...............................................       100      Delaware
       Super Hype Publishing, Inc...............................................       100      New York
       Cotillion Music, Inc.....................................................       100      Delaware
       Walden Music, Inc........................................................       100      New York
       Summy-Birchard, Inc......................................................       100      Wyoming
       Warner Bros. Publications Inc............................................       100      New York
       CPP/Belwin, Inc..........................................................       100      Delaware
     Lorimar Motion Picture Management, Inc.....................................       100      California
     E.C. Publications, Inc.....................................................       100      New York
     WCI/Am Law Inc.............................................................       100      Delaware
       American Lawyer Media, L.P...............................................        83.25   Delaware
       Warner Music Group Inc...................................................       100      Delaware
       Warner Latin Music Television Inc........................................       100      Delaware
       Warner Bros. Records Inc.................................................       100      Delaware
       Atlantic Recording Corporation...........................................       100      Delaware
       Warner-Elektra-Atlantic Corporation......................................       100      New York
     WEA International Inc.(9)..................................................       100      Delaware
       Warner Music Canada Ltd..................................................       100      Canada
          The Columbia House Company (Canada) (partnership).....................        50      Canada
     Warner Special Products Inc................................................       100      Delaware
       Warner Custom Music Corp.................................................       100      California
     WEA Manufacturing Inc......................................................       100      Delaware
       Allied Record Company....................................................       100      California
     Time Warner Limited........................................................       100      U.K.
       Warner Music International Services Ltd..................................       100      U.K.
          Time Warner UK Limited................................................       100      U.K.
          Warner Chappell Music Group (UK) Ltd..................................       100      U.K.
            Warner Chappell Music Limited.......................................       100      U.K.
               Magnet Music Ltd.................................................       100      U.K.
          Warner Music (U.K.) Limited...........................................       100      U.K.
     Ivy Hill Corporation.......................................................       100      Delaware
     Warner Cable Communications Inc.(10).......................................       100      Delaware
     TWI Ventures Ltd...........................................................       100      Delaware
  American Television and Communications Corporation............................       100(11)  Delaware
     American Communications Corporation........................................       100      Indiana
     American Digital Communications, Inc.......................................       100      Delaware
     ATC Cablevision of San Marino, Inc.........................................       100      California
     ATC Cablevision of South Pasadena, Inc.....................................       100      California
     ATC Holdings II, Inc.......................................................       100      Delaware
       ARP 113, Inc.............................................................       100      Delaware
       Paragon Communications (partnership).....................................        50(12)  Colorado
     ATC/PPV, Inc...............................................................       100      Delaware
     Carolina Network Corporation...............................................       100      Delaware
     Philadelphia Community Antenna Television Company..........................       100      Pennsylvania
       Lower Bucks Cablevision, Inc.............................................       100      Pennsylvania

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
       Tri-County Cable Television Company......................................       100      New Jersey
     Public Cable Company.......................................................       100      Maine
       Public Cable Company (partnership).......................................        77      Maine
  TWI Cable Inc.(13)............................................................       100      Delaware
     KBL Communications, Inc....................................................       100      Delaware
       Paragon Communications (partnership).....................................        50(12)  Colorado
  Cablevision Industries Corporation (14).......................................       100      Delaware
  Summit Communications Group, Inc..............................................       100      Delaware
     Summit Cable Inc...........................................................       100      Delaware
       Summit Cable Services of Georgia, Inc....................................       100      Delaware
       Summit Cable Services of Forsyth County, Inc.............................       100      Delaware
       Summit Cable Services of Thom-A-Lex, Inc.................................       100      Delaware
  Time Warner Operations Inc....................................................       100(15)  Delaware
       HBO Film Management, Inc.................................................       100      Delaware
       Home Box Office Asia Inc.................................................       100      Delaware
  TW/TAE Holding, Inc...........................................................       100      Delaware
     TW/TAE, Inc................................................................       100      Delaware
SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

Time Warner Entertainment-Advance/Newhouse Partnership..........................        66.67   New York
  CV of Viera Joint Venture (partnership).......................................        50      Florida
Time Warner Communications Holdings Inc.(16)....................................       100      Delaware
Century Venture Corporation.....................................................        50      Delaware
Erie Telecommunications, Inc....................................................        54.19   Pennsylvania
Kansas City Cable Partners......................................................        50      Colorado
Time Warner Cable New Zealand Holdings Ltd......................................       100(17)  New Zealand
Queens Inner Unity Cable System.................................................        50      New York
Comedy Partners, L.P. (partnership).............................................        50      New York
Warner Cable of New Jersey Inc..................................................       100      Delaware
Warner Cable of Vermont Inc.....................................................       100      Delaware
HBO Direct, Inc.................................................................       100      Delaware
  TW Buffer Inc.................................................................       100      Delaware
     Warner Bros. (F.E.) Inc....................................................       100      Delaware
     Warner Bros. (Japan) Inc...................................................       100      Delaware
     Warner Bros. (South) Inc...................................................       100      Delaware
     Warner Bros. (Transatlantic) Inc...........................................       100      Delaware
       Bethel Productions Inc...................................................       100      Delaware
     Warner Films Consolidated Inc..............................................       100      Delaware
       Exeter Distributing Inc..................................................       100      Delaware
       Riverside Avenue Distributing Inc........................................       100      Delaware
HBO Asia Holdings, L.P. (partnership)...........................................       100(18)  Delaware
  HBO Pacific Partners, C.V.....................................................        83.33   Neth. Antiles
     Home Box Office (Singapore) Pty. Ltd.......................................       100      Singapore
Turner/HBO Ltd. Purpose Joint Venture (partnership).............................        50      New York
Acapulco 37 S.A. de C.V.........................................................       100      Mexico
Warner Bros. Gesellschaft mbH...................................................       100      Austria
Time Warner Entertainment Limited...............................................       100      U.K.
  The Bountiful Company Limited.................................................        50      U.K.

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
  Warner Bros. Studio Stores Ltd................................................       100      U.K.
  Warner Bros. Consumer Products (UK) Ltd.......................................       100      U.K.
  TWE Finance Limited...........................................................       100      U.K.
  Warner Bros. Theatres Ltd.....................................................       100      U.K.
  Warner Bros. Distributors Ltd.................................................       100      U.K.
     Lorimar Telepictures International Ltd.....................................       100      U.K.
       Warner Bros. International Television Distribution Italia S.p.A..........       100      Italy
       Torremodo Ltd............................................................       100      U.K.
       Victory Film Production, Ltd.............................................       100      U.K.
  Warner Bros. Theatres (U.K.) Limited..........................................       100      U.K.
     Warner Bros. Theatres Advertising Agency Limited...........................       100      U.K.
  Warner Bros. Productions Limited..............................................       100      U.K.
  Warner Home Video (U.K.) Limited..............................................       100      U.K.
Metro Color Laboratories (U.K.) Ltd.............................................       100      U.K.
  Kay Holdings Ltd..............................................................       100      U.K.
     Metrocolor (London) Limited................................................       100      U.K.
Lorimar Distribution International (Canada) Corp................................       100      Canada
Lorimar Canada Inc..............................................................       100      Canada
Productions et Editions Cinematographiques Francaises SARL (PECF)...............       100      France
  Warner Home Video France S.A..................................................       100      France
Time Warner Entertainment Australia Pty. Ltd....................................       100      Australia
  Lorimar Telepictures Pty. Limited.............................................       100      Australia
  Warner Bros. (Australia) Pty. Ltd.............................................       100      Australia
  Warner Holdings Australia Pty. Limited........................................       100      Australia
     Warner Bros. Properties (Australia) Pty. Ltd...............................       100      Australia
     Warner Bros. Theatres (Australia) Pty. Limited.............................       100      Australia
     Warner World Australia Pty. Limited........................................       100      Australia
       Movie World Enterprises Partnership (partnership)........................        50      Australia
     Warner Home Video Pty. Limited.............................................       100      Australia
       Warner Bros. Video Pty. Ltd..............................................       100      Australia
     Warner Sea World Aviation Pty. Ltd.........................................       100      Australia
       Sea World Aviation Partnership (partnership).............................        50      Australia
     Warner Sea World Investments Pty. Limited..................................       100      Australia
       Sari Lodge Pty. Limited..................................................        50      Australia
          Sea World Management Pty. Ltd.........................................       100      Australia
     Warner Sea World Operations Pty. Ltd.......................................       100      Australia
       Sea World Enterprises Partnership (partnership)..........................        50      Australia
     Warner Sea World Units Pty. Ltd............................................       100      Australia
Time Warner Germany Holding GmbH................................................       100(19)  Germany
  Time Warner Entertainment Germany GmbH........................................       100      Germany
     Time Warner Entertainment Germany GmbH and Co. OHG.........................       100(20)  Germany
       Warner Bros. Movie World GmbH & Co. KG...................................        60      Germany
     Warner Bros. Deutschland Pay TV GmbH.......................................       100      Germany
     Warner Home Video GmbH.....................................................       100      Germany
       Warner Home Video Spol SRO...............................................       100      Czech Republic
     GWHS Grundstrucks Verwaltungs GmbH.........................................       100      Germany
     Warner Bros. Film GmbH.....................................................       100      Germany
       Warner Bros. Film GmbH Kinobetriebe......................................       100      Germany

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
       Warner Bros. Film GmbH Multiplex Cinemas Mulheim.........................       100      Germany
Time Warner Merchandising Canada Inc............................................       100      Canada
Warner Bros. Canada Inc.........................................................       100      Canada
Warner Bros. Distributing (Canada) Limited......................................       100      Canada
Warner Home Video (Canada) Ltd..................................................       100      Canada
Warner Bros. (Africa) (Pty) Ltd.................................................       100      So. Africa
Warner Bros. Belgium SA/NV......................................................       100      Belgium
Warner Bros. (D) A/S............................................................       100      Denmark
  Warner & Metronome Films A/S..................................................        50      Denmark
  Warner Bros. Theatres Denmark A/S.............................................       100      Denmark
     Scala Biografome I/S (partnership).........................................        50      Denmark
     Dagmar Teatret I/S (partnership)...........................................        50      Denmark
Warner Bros. Film Ve Video Sanayi Ve Ticaret A.S................................       100      Turkey
Warner Bros. Finland OY.........................................................       100      Finland
Warner Bros. (Holland) B.V......................................................       100      Netherlands
  Warner Home Video (Nederland) B.V.............................................       100      Netherlands
  Warner Bros. Theatres (Holland) B.V...........................................       100      Netherlands
Warner Bros. Holdings Sweden AB.................................................       100      Sweden
  Warner Bros. (Sweden) AB......................................................       100      Sweden
  Warner Home Video (Sweden) AB.................................................       100      Sweden
Warner Bros. Italia S.p.A.......................................................       100      Italy
  Warner Entertainment Italia S.r.L.............................................       100      Italy
Warner Bros. (Korea) Inc........................................................       100      Korea
Warner Bros. (Mexico) S.A.......................................................       100      Mexico
Warner Bros. (N.Z.) Limited.....................................................       100      New Zealand
  Warner Home Video (N.Z.) Limited..............................................       100      New Zealand
Warner Bros. Norway A/S.........................................................       100      Norway
Warner Bros. Singapore Pte. Ltd.................................................       100      Singapore
Warner Home Video (Ireland) Ltd.................................................       100      Ireland
Warner Home Video Portugal Lda..................................................       100      Portugal
Warner-Lusomundo Sociedade Iberica de Cinemas Lda...............................        50      Portugal
Warner Home Video Espanola S.A..................................................       100      Spain
  Warner Bros. Consumer Products S.A............................................       100      Spain
Warner Mycal Corporation........................................................        50      Japan
Kabelkom Management Co. (partnership)(21).......................................        50      Delaware
Hungary Holding Co..............................................................       100(19)  New York
  Kabelkom Holding Co. (partnership)(21)........................................        50      Delaware
Quincy Jones Entertainment Company L.P. (partnership)...........................        50      Delaware
DC Comics (partnership).........................................................        50(7)   New York
HBO Cesha Republika, S.R.O.......................................................       100      Czech Republic

------------

(1) The names of five subsidiaries of Time Inc. carrying on the magazine publishing business are omitted.

(2) The names of nine subsidiaries of Southern Progress Corporation carrying on the magazine or book publishing business are omitted.

(3) The General Partners of TWE own 87.5% and TW/TAE, Inc. and Time Warner Inc. each own 6.25% as limited partners.

                                              (footnotes continued on next page)

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(footnotes continued from previous page)

(4) TWE owns 99% and TW Service Holding II, L.P. owns 1%.

(5) TW Service Holding I, L.P. owns 99% and TW Service Holding II, L.P. owns 1%.

(6) Time Warner Inc. owns 80% and Warner Communications Inc. owns 20%.

(7) Warner Communications Inc. owns 50% and TWE owns 50%.

(8) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.

(9) The  names  of  34  subsidiaries  of  WEA  International  Inc.  carrying  on
    substantially  the  same  record,  tape  and  video  cassette   distribution
    operations in foreign countries are omitted.

(10) The names of four subsidiaries of Warner Cable Communications Inc. carrying on the cable television business are omitted.

(11) Time Warner Inc. owns 86.34%, Warner Communications Inc. owns 7.8% and Time TBS Holdings, Inc. owns 5.86%.

(12) American Television and Communications Corporation indirectly owns 50% of Paragon Communications and the remaining 50% is owned indirectly by TWI Cable Inc.

(13) The names of 21 subsidiaries of TWI Cable Inc. carrying on the cable television business are omitted.

(14) The  names  of  42  subsidiaries  of  Cablevision  Industries   Corporation
     (acquired on January 4, 1996) carrying on the cable television business are omitted.

(15) Time Warner Inc. owns 87.21% and Warner Communications Inc. owns 12.79%.

(16) The names of 21 subsidiaries of Time Warner Communications Holdings Inc. carrying on the same alternate access operations are omitted.

(17) TWE owns 99% and Time Warner Inc. owns 1%.

(18) TWE owns 99% and Home Box Office Asia Inc. owns 1%.

(19) TWE owns 99% and HBO Direct, Inc. owns 1%.

(20) Time Warner Entertainment Germany GmbH owns 85% and Time Warner Germany Holding GmbH owns 15%.

(21) The names of 13 subsidiaries of Kabelkom Management Co. and Kabelkom Holding Co. carrying on substantially the same cable television operations in Hungary are omitted.

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